UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2012

UNITED COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

United States	0-51800	36-4587081
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

92 Walnut Street, Lawrenceburg, Indiana	47025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 537-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

 On August 16, 2012, United Community Bancorp (the “Company”) announced its unaudited financial results for the three months and fiscal year ended June 30, 2012. For more information, reference is made to the Company’s press release dated August 16, 2012, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the “Exchange Act,” or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Press Release dated August 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP
(Registrant)

Date: August 17, 2012	By:	/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer